EXHIBIT 10.1

Lock-Up/Leak Out Agreement

May 11 , 2022

Bio Lab Naturals, Inc.

7400 East Crestline Circle
Suite 130
Greenwood Village Colorado 80111

Attention Chief Executive Officer

Limitless X Inc.

9454 Wilshire Boulevard
Suite 300
Beverly Hills, California 90212

Attention Jas Mathur, Chief Executive Officer

Ladies and Gentlemen:

In connection with that certain Share Exchange Agreement by and among Bio Lab Naturals, Inc., a Delaware corporation (“BLAB”) , Limitless X, Inc., a Nevada corporation, Jaspreet Mathur and the other Exchanging Shareholders named in that agreement dated as of this date (the “Share Exchange Agreement” and the acquisition transaction which is the subject of the Share Exchange Agreement, the “Acquisition”)”) the undersigned, a shareholder of BLAB, acknowledges, accepts and hereby executes this lockup/leak out agreement having the terms set forth below as a condition to the Closing of the Acquisition.

Accordingly, the undersigned hereby agrees that the undersigned will not, during the period commencing on the Closing Date (as defined in Section 1.2 of the Share Exchange Agreement), and ending 180 days thereafter (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of BLAB, or any securities convertible into or exercisable or exchangeable for shares of common stock of BLAB, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Upon expiration of the Lock-Up Period, the undersigned shall be permitted to sell, transfer, and convey up to 15% of the Lock-up Securities during each calendar month of the six month period following termination of the Lock-up Period, following which the provisions of this lock-up/leak out agreement shall terminate

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of BLAB in connection with (a) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this lock-up/leak out agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); or (b) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; provided that in the case of any transfer pursuant to the foregoing clauses (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to BLAB a lock-up/leak out agreement substantially in the form of this lock-up/leak out agreement and (iii) no filing under Section 16(a) of the Exchange Act, as amended (“Exchange Act”), shall be voluntarily made. Should the undersigned be required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Merger Shares or any securities convertible into or exercisable or exchangeable for Merger Shares by the undersigned during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and that such transfer is being made as a gift or by will or intestacy, as the case may be.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up/leak out agreement.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up/leak out agreement during the period from the date hereof to and including the 180th day following the expiration of the initial Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

No provision in this lock-up/leak out agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Merger Shares, as applicable; provided that the undersigned does not transfer the Merger Shares acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up/leak out agreement.

The undersigned understands that each of BLAB and Limitless X is relying upon this lock-up/leak out agreement in proceeding toward consummation of the Acquisition. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Very truly yours,

__________________________________

(Name - Please Print)

__________________________________

(Signature)

__________________________________

(Name of Signatory, in the case of entities - Please Print)

__________________________________

(Title of Signatory, in the case of entities - Please Print)

Address: ______________________________

______________________________________

______________________________________

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